SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934


         Date of report (Date of earliest event reported): May 15, 2006

                                Neurologix, Inc.
             (Exact name of registrant as specified in its charter)


            DELAWARE                  0-13347             06-1582875
--------------------------------------------------------------------------------
 (State or other jurisdiction of    (Commission        I.R.S. Employer
 incorporation or organization)     File Number)     Identification No.)

      ONE BRIDGE PLAZA, FORT LEE, NEW JERSEY                     07024
  ----------------------------------------------------------------------------
     (Address of principal executive offices)                  (Zip Code)

                                 (201) 592-6451
            --------------------------------------------------------
              (Registrant's telephone number, including area code)

                                      None
           -----------------------------------------------------------
              (Former name, former address and former fiscal year,
                          if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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Section 2 - Financial Information

Item 2.02  Results of Operations and Financial Condition.

         On May 15, 2006, the Registrant issued a press release announcing its earnings for the first quarter ended March 31, 2006. A copy of the press release of the Registrant is attached hereto as Exhibit 99.1 and incorporated herein by reference.

         The information, including the exhibit attached hereto, in this Current Report is being furnished and shall not be deemed "filed" for the purposes of
Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section. The information in this Current Report shall not be incorporated by reference into any registration statement or other document pursuant to the Securities Act of 1933, as amended, except as otherwise expressly stated in such filing.


Section 9 - Financial Statements and Exhibits

Item 9.01  Financial Statements and Exhibits

(d)  Exhibits

99.1   Press release dated May 15, 2006.



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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                         NEUROLOGIX, INC.

Date: May 15, 2006                       By: /s/ Michael Sorell, M.D.
                                             -----------------------------------
                                             Name:  Michael Sorell, M.D.
                                             Title: President and Chief
                                                    Executive Officer

                                    EXHIBITS


99.1     Press release dated May 15, 2006.